EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Trinity Learning Corporation (the "Company") Annual Report on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas
D. Cole, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  December 2, 2004

                                              /S/ DOUGLAS D. COLE
                                              -------------------
                                              Douglas D. Cole
                                              Chief Executive Officer



     A signed original of this written statement required by Section 906 has been provided to Trinity Learning Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.